UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		November 13, 2025

HYSTER-YALE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54799	31-1637659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 Landerbrook Drive, Suite 300
Cleveland	(440)
OH	449-9600	44124-4069
(Address of principal executive offices)	(Registrant's telephone number, including area code)	(Zip code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	HY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On November 13, 2025, the Board of Directors of Hyster-Yale, Inc. (the "Company") approved a restructuring plan that furthers progress toward the Company's cost reduction initiatives in response to current economic and industry dynamics. This action will reduce the Company's global workforce by approximately 575 employees.

The Company expects to record pre-tax charges in the fourth quarter of 2025 of approximately $21 million consisting of severance and related benefit costs, all of which are expected to be paid in cash. These payments are expected to commence in the fourth quarter of 2025, with the balance to be paid in 2026.

Item 7.01 Regulation FD Disclosure.

On November 19, 2025, the Company issued a press release, a copy of which is attached as Exhibit 99 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibit 99, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly stated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

As described in Item 7.01 of this Current Report on Form 8-K, the following Exhibit is furnished as part of this Current Report on Form 8-K.

(d) Exhibits

99	Hyster-Yale, Inc. press release dated November 19, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 19, 2025		HYSTER-YALE, INC.

		By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Senior Vice President, General Counsel and Secretary